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                                                                    EXHIBIT 99.3


              CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR


         Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, James L. Broadhead, hereby consent to be named as a person about to become a director of WCB Holding Corp. in this registration statement on Form S-4.


                                                       /s/ James L. Broadhead
                                                       ------------------------
                                                       James L. Broadhead